Exhibit 99.1

55 Water Street New York, NY 10041 www.spglobal.com Press Release For Immediate Release

S&P Global Announces Extension of the Expiration Date for Exchange Offers and Consent Solicitations for IHS Markit Notes

NEW YORK, February 16, 2022 – S&P Global (NYSE:SPGI) (“S&P Global” or the “Company”) announced today that its wholly owned subsidiary S&P Global Market Intelligence Inc. (“Market Intelligence”) has extended the expiration date of the previously announced (i) offers to exchange (collectively, the “Exchange Offers”) any and all outstanding notes (the “IHS Markit Notes”) issued by IHS Markit Ltd. (NYSE:INFO) (“IHS Markit”) for up to $4,642,848,000 aggregate principal amount of new notes to be issued by the Company (the “S&P Global Notes”) and cash and (ii) solicitations of consents (collectively, the “Consent Solicitations”) to adopt certain proposed amendments (the “Amendments”) to each of the indentures (collectively, the “IHS Markit Indentures”) governing the IHS Markit Notes, commenced by Market Intelligence on November 16, 2021. Market Intelligence hereby extends such expiration date from 5:00 p.m., New York City time, on February 22, 2022, to 5:00 p.m., New York City time, on February 28, 2022 (as the same may be further extended, the “Expiration Date”).

On November 30, 2021, the requisite number of consents were received to adopt the Amendments with respect to all outstanding series of IHS Markit Notes, and IHS Markit executed supplemental indentures to the IHS Markit Indentures implementing the Amendments. The Amendments will become operative only upon the settlement of the Exchange Offers.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated November 16, 2021, as amended by the press release dated January 27, 2022 (as so amended, the “Offering Memorandum”), and are conditioned upon the closing of the pending merger between the Company and IHS Markit (the “Merger”), which condition may not be waived by Market Intelligence, and certain other conditions that may be waived by Market Intelligence.

The settlement for the Exchange Offers and Consent Solicitations is expected to occur promptly after the Expiration Date and no earlier than the first business day after the closing date of the Merger, which is expected to occur in the first quarter of 2022.

Except as described in this press release, all other terms of the Exchange Offers and Consent Solicitations remain unchanged.

As of 5:00 p.m., New York City time, on February 15, 2022, the principal amounts of IHS Markit Notes set forth in the table below had been validly tendered and not validly withdrawn:

			IHS Markit Notes Tendered as of 5:00 p.m., New York City time, on February 15, 2022
Title of Series of IHS Markit Notes	CUSIP/ISIN No.	Principal Amount Outstanding	Principal Amount	Percentage
5.000% Senior Notes due 2022	44962L AA5 / G47567 AA3 / US44962LAA52 / USG47567AA30	$742,848,000	$733,269,000	98.71%
4.125% Senior Notes due 2023	44962L AG2 / US44962LAG23	$500,000,000	$461,388,000	92.28%

			IHS Markit Notes Tendered as of 5:00 p.m., New York City time, on February 15, 2022
Title of Series of IHS Markit Notes	CUSIP/ISIN No.	Principal Amount Outstanding	Principal Amount	Percentage
3.625% Senior Notes due 2024	44962L AH0 / US44962LAH06	$400,000,000	$346,201,000	86.55%
4.750% Senior Notes due 2025	44962L AB3 / G47567 AB1 / G47567 AC9 / US44962LAB36 / USG47567AB13 / USG47567AC95	$800,000,000	$784,279,000	98.03%
4.000% Senior Notes due 2026	44962L AC1 / G47567 AD7 / US44962LAC19 / USG47567AD78	$500,000,000	$497,147,000	99.43%
4.750% Senior Notes due 2028	44962L AF4 / US44962LAF40	$750,000,000	$699,345,000	93.25%
4.250% Senior Notes due 2029	44962L AJ6 / US44962LAJ61	$950,000,000	$917,679,000	96.60%

Tenders of IHS Markit Notes made pursuant to the Exchange Offers (but not consents delivered pursuant to the Consent Solicitations) may be validly withdrawn at or prior to the Expiration Date.

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders of IHS Markit Notes who complete and return an eligibility certificate confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” and outside the United States under Regulation S for purposes of applicable securities laws. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum, copies of which may be obtained by contacting D.F. King & Co., Inc., the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (877) 864-5060 (toll-free) or (212) 269-5550 (banks and brokers), or by email at sandp@dfking.com. The eligibility certificate is available electronically at: www.dfking.com/sandp and is also available by contacting D.F. King & Co., Inc.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and only to such persons and in such jurisdictions as are permitted under applicable law.

The S&P Global Notes offered in the Exchange Offers have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Therefore, the S&P Global Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws.

About S&P Global

S&P Global (NYSE: SPGI) is the world’s foremost provider of credit ratings, benchmarks and analytics in the global capital and commodity markets, offering ESG solutions, deep data and insights on critical business factors. We’ve been providing essential intelligence that unlocks opportunity, fosters growth and accelerates progress for more than 160 years. Our divisions include S&P Global Ratings, S&P Global Market Intelligence, S&P Dow Jones Indices and S&P Global Platts.

Investor Relations:

Chip Merritt

Senior Vice President, Investor Relations

Tel: +1 212 438 4321

chip.merritt@spglobal.com

Media:

Ola Fadahunsi

Tel: +1 212 438 2296

ola.fadahunsi@spglobal.com

Christopher Krantz

+44 (0) 20 7176 0060 (office)

christopher.krantz@spglobal.com

Forward-Looking Statements:

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about future business and operating results, the industry and markets in which S&P Global and IHS Markit operate and beliefs of and assumptions made by S&P Global management and IHS Markit management, involve uncertainties that could significantly affect the financial or operating results of S&P Global, IHS Markit or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “will,” “should,” “may,” “projects,” “could,” “would,” “target,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Such forward-looking statements include, but are not limited to, projections of earnings, statements of plans for future operations or expected revenues, statements about the benefits of the Merger, including future financial and operating results and cost and revenue synergies, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for shareholders, benefits of the Merger to shareholders, employees, customers and other constituents of the combined company, the outcome of contingencies, future actions by regulators, changes in business strategies and methods of generating revenue, the development and performance of each company’s services and products, integrating our companies, cost savings, the expected timetable for completing the Merger, general conditions in the geographic areas where we operate and our respective effective tax rates, cost structure, dividend policy, cash flows or liquidity — are forward-looking statements.

These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. We can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with: (i) the satisfaction of the conditions precedent to consummation of the Merger and the divesture of S&P Global’s CGS business and IHS Markit’s OPIS, CMM, PetroChem Wire and Base Chemicals businesses (together, the “proposed transaction”), including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; (ii) uncertainty relating to the impact of the proposed Merger and divestitures transactions on the businesses of S&P Global and IHS Markit, including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction and changes to existing business relationships and increased cyber risks during the pendency of the acquisition that could affect S&P Global’s and/or IHS Markit’s financial performance; (iii) the ability of S&P Global to successfully integrate IHS Markit’s operations and retain and hire key personnel; (iv) the ability of S&P Global to implement its plans, forecasts and other expectations with respect to IHS Markit’s business after the consummation of the proposed transaction and realize expected synergies; (v) business disruption following the proposed transaction; (vi) economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including the United Kingdom’s withdrawal from the European Union, natural and man-made disasters, civil unrest, pandemics (e.g., COVID-19 and its variants (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current U.S. administration; (vii) the ability of S&P Global and IHS Markit to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, data breach, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (viii) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (ix) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (x) changes in debt and equity markets, including credit quality and spreads; (xi) demand for investment products that track indices and assessments, and trading volumes of certain exchange-traded derivatives; (xii) changes in financial markets, capital, credit and commodities markets and interest rates; (xiii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) the parties’ ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; (xv) the outcome of the Exchange Offers and Consent Solicitations; and (xvi) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by S&P Global and IHS Markit from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on S&P Global’s or IHS Markit’s consolidated financial condition, results of operations, credit rating or liquidity. Except to the extent required by applicable law or regulation, each of S&P Global and IHS Markit disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.